HSBC FUNDS

HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund
(the “Funds”)

Supplement dated November 16, 2015
to the Prospectus dated February 27, 2015, as supplemented to date

Effective immediately, each of the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund will offer Class E Shares. Class E Shares will be offered primarily for investment through portal providers, intermediaries (anyone facilitating the purchase of a Fund by its clients), and institutional direct clients, if they meet the investment minimums set forth in the Prospectus. Purchases and redemptions of Class E Shares may only be made via wire transfer. As a result, the following changes are made:

The Class E Fee and Expense Table and Class E Expense Example in the “Summary Section” of each Fund is replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	HSBC Prime Money Market Fund	HSBC U.S. Government Money Market Fund	HSBC U.S. Treasury Money Market Fund
Shareholder Fees (fees paid directly from your investment)	Class E	Class E	Class E
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class E	Class E	Class E
Management Fee	0.10%	0.10%	0.10%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%
Other Expenses
Shareholder Servicing Fee	0.10%	0.10%	0.10%
Other Operating Expenses	0.09%	0.09%	0.09%
Total Other Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.29%	0.29%	0.29%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class E Shares	$30	$93	$163	$368

Under the “Shareholder Information – Distribution Arrangements/Sales Charges” section, the second to last bullet under the “Distribution (12b-1) and Shareholder Servicing Fees” sub-section is replaced with the following:

●

In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.60%. Class B, Class C and Class D Shares are subject to a shareholder servicing fee of up to 0.25% and Class E Shares are subject to a shareholder servicing fee of up to 0.10%. To date, Shareholder Servicing Fees have not exceeded 0.40% for Class A Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE